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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
                              (Date of earliest event reported): October 8, 1999




                             MULTIMEDIA GAMES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Texas                           0-28318                     74-2611034
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



    7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                 74136
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (918) 494-0576
                                                   --------------
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Item 4. Changes in Registrant's Certifying Accountant.

(b)      New Independent Auditors:

         (i) On October 8, 1999, the Registrant engaged BDO Seidman, LLP ("Seidman") as its new independent accountants.

         (ii) Prior to October 8, 1999, the Registrant did not consult with Seidman regarding (a) the application of accounting principles to a specified transaction, or (b) the type of audit opinion that might be rendered by Seidman on the Registrant's financial statements, or (c) any other matter that, had such matter existed, would have been described in response to Regulation S-K, Item 304(a)(1)(iv) or (v).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MULTIMEDIA GAMES, INC.


Dated: October 11, 1999                By: /s/ Gordon T. Graves
                                           -------------------------------------
                                           Gordon T. Graves
                                           Chief Executive Officer